Exhibit 99.1

Investor Overview August 2023

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” “believe,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential growth in those markets and products, the economy generally, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields, product availability, inflation, capital structure, pricing, volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, tax rates, capital expenditures, free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, the ability to deliver growth, value creation and long-term success, and the Company’s cost reduction initiatives and results thereof contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s business. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of August 9, 2023. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 9, 2023.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
2

3 Fiscal 2022 Net Sales 52 yrs FY 2023 Net Sales $ 5.3 B 300+ Distribution yards GMS at a Glance 7,000+ GMS Team Members NYSE Ticker Symbol GMS & 100+ Tool Sales, Rentals & Service Centers 1. For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix. Information as of April 30, 2023 FY 2023 Net Income $ 333.0 M Founded in 1971 Leading Brands 60+ FY 2023 Adj. EBITDA 1 $ 665.7 M

4 Diversified and Balanced End Market Exposure Diversified exposure across commercial and residential new and repair and remodel construction markets continues to be an advantage Residential • Single - Family New • Multi - Family New • Repair & Remodel ~45% Commercial • New Construction • Repair & Remodel ~55% While these percentages fluctuate from time to time as market conditions change, the numbers shown reflect the Company’s “thr oug h the cycle” expectations.

5 Providing Value to Contractors and Builders A leading North American specialty distributor of construction products GMS provides the products and value - added services to contractors who install wallboard, ceilings, steel framing and other complementary building products  • Expertise across local markets, leveraging scaled North American footprint • One - stop - shop for contractors with a broad product offering • Critical link between suppliers and a highly fragmented customer base Net Sales Breakdown (Fiscal 2023)

6 Local Go - To - Market Strategy with Scale Benefits GMS distribution locations USA and Canada GMS’s model provides for the intimacy of a local business, exceptional customized service and an entrepreneurial culture while leveraging North American economy of scale • Combines the benefits of a local “go - to - market” strategy with economics of scale • Integrated North American platform operated through over 60 highly - respected local brands

7 FY23 Net Income $ 333 M FY23 Cash from Operations GMS – FY2023 Highlights FY23 Free Cash Flow* *For a reconciliation of Adjusted EBITDA or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix. Unless indicated otherwise, comparisons are to full year fiscal 2022. FY23 Adj. EBITDA* $ 665.7 M FY23 Net Sales $ 5.3 B Up 15% Up 22% Up 17% $ 441.7 M Up 146% $ 389.1 M Up 181% 6.2% FY23 Net Income Margin Up 30 bps Despite a pullback in single - family demand and lower steel prices, GMS delivered solid results for Q423 with year - over - year increases in net sales and Adjusted EBITDA * . $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,635 $5,329 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 12.2% 12.5% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Net Sales Adj. EBITDA Margin* $ millions Record Full Year Results 12.5% FY23 Adj. EBITDA Margin* Up 30 bps

8 Strategic Growth Priorities – Q4 Fiscal 2023 Update Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share Grow Complementary Products opportunities outside of core products to diversify and profitably expand our offerings Expand the platform through accretive acquisition and greenfield opportunities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience and further profit improvement • Industry data indicates that we are maintaining or growing share in each of our core product categories • We have strengthened relationships and successfully won business in all of our end markets • Solid growth in Architectural Specialty Ceilings • Benefits of scale and our commitment to service provide value to our customers and confidence for continued growth in our core products • 4.0% per day net sales growth • 1.5% per day organic sales growth • 12 th straight quarter of growth for this category • The Complementary Products Taskforce facilitates the sharing of best practices, identifies areas of opportunity, leverages our scale and consolidates vendors where sensible. • During the 4 th quarter we: • Acquired EMJ in Chicago and Blair Building Materials in Toronto • Opened a greenfield yard in Ontario, Canada • Opened two new AMES store locations • For the full year, we completed four acquisitions and opened six new greenfield yards and 11 AMES stores • Enhancing our role as a valuable partner by providing customers with the ability to easily transact with us. • Building our “Yard of the Future” to improve efficiency, productivity and profitability while delivering greater value to our customers and stakeholders • Organization - wide effort to reduce complexity cost • Driving purchasing and operational efficiencies and helping to offset operational cost increases Expand Share in Core Products Grow Complementary Products Platform Expansion Drive Improved Productivity & Profitability As we’ve leveraged inflationary dynamics in the business, our productivity initiatives, along with growth in Complementary Products and expansion of scale, have enabled us to expand our Adjusted EBITDA margin from the upper single - digits in the years leading up to Covid to now consistently reporting these returns at double - digit levels for the past two fiscal years.

Continuing to Diversify and Profitably Expand Offerings

Successfully Growing Complementary Products

Net Sales by Product Category



19%
Steel
12%
Ceilings
FY23
29%
Compl.
Products
40%
Wallboard
21% Tools & Fasteners
19% Insulation
16% Joint Treatment
10% Lumber
9% EIFS/Stucco
25% Other

Core Products:

- **Wallboard:** Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects
- **Ceilings:** Suspended ceiling systems comprised primarily of acoustical solutions for commercial spaces including mineral fiber tiles and grid as well as architectural specialties such as wood, steel and other unique finishes
- **Steel Framing:** Steel framing products sold into commercial applications, typically as part of a package with wallboard, ceilings and other products

Complementary Products

Up from 20% to 29% of sales
from FY2014 to FY2023



45%
20%
16%
19%
NET SALES BREAKDOWN (FISCAL 2014)
2014 Net Sales: $1.4B
40%
29%
19%
12%
NET SALES BREAKDOWN (FISCAL 2023)
2023 Net Sales: $5.3B
Complementary Products
Ceilings
Steel Framing
Wallboard

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

9

Track Record of Successful Platform Expansion

Completed 90+ acquisitions and greenfields since May 2014. All U.S. yard locations are fully integrated into the GMS platform

Since August 2014, GMS has **acquired 45 companies** representing a total of ~126 distribution locations

Since August 2014, GMS has opened an additional **~49 organic greenfield locations**, complementing acquisition strategy

Since acquiring AMES Taping Tools in December 2021, GMS has **opened 14 new AMES store locations**

Select Recent GMS Expansion

Date	Acquisition/Greenfield	Locations	Strategic Rationale
May-23	HOME LUMBER & BUILDING SUPPLIES	▪ 1 Location – Victoria, BC	▪ Margin-accretive Complementary Products acquisition in desirable Vancouver Island market
Apr-23	BLAIR BUILDING MATERIALS INC.	▪ 1 Location – Toronto, ON area	▪ Margin-accretive Complementary Products acquisition adding new product lines in the Greater Toronto area
Apr-23	EMJ	▪ 4 Locations – Chicago, Atlanta, Charlotte	▪ Strategic Chicago area acquisition to increase market serviceability and gain access to key vendor relationships
Mar-23	Ottawa	▪ Ottawa, ON	▪ New location for D.L. Building Materials expansion in Ottawa
Jan-23	New York City	▪ Brooklyn, NY	▪ Inaugural location focused on Ceilings products in the New York City market
Nov-22	South Richmond	▪ Chester, VA	▪ Expands market service coverage in the Richmond, VA market for Commonwealth Building Materials

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

As of June 2023

10

11 Opportunities for Further Platform Expansion • Opportunity to expand our geographic footprint in under - served and under - penetrated markets through accretive greenfield locations and acquisitions • Current footprint comprises over 300 distribution yard locations covering 47 U.S. States and 6 Canadian Provinces; Plus more than 100 AMES store locations • At least some level of presence in 78 of the Top 100 U.S. Metropolitan Statistical Areas (“MSA’s”) and 8 of the Top 10 Canadian Metropolitan Areas (“CMA’s”) • Significant whitespace and underpenetrated markets remaining in both the U.S. and Canada • Opportunities to develop “Complementary Products” in markets where GMS already has an established presence to drive further share gains As of June 2023 GMS Distribution Location Map Legend Targeted Expansion Area California Mountain West Western Canada South Central Texas Central Midwest Gulf Coast New England Eastern Canada South Florida AMES Location

Attractive Capital Structure Supports Strategic Priorities

$441.7M

FY23 Cash from Operations

Up 146%

Higher capital expenditures due to opportunistic purchases of off-lease equipment and certain building and leasehold improvements

$389.1M

FY23 Free Cash Flow[1]

Up 181%

LTM Net Debt / PF Adjusted EBITDA[2]


1.8x
1.8x
1.6x
1.6x
1.4x
4/30/2022
7/31/2022
10/31/2022
1/31/2023
4/30/2023

Substantial Liquidity

$164.7 million of cash on hand and $759.2 million available under our revolving credit facilities at 4/30/23

Increased Share Repurchase Activity

Repurchased 2.3 million shares for $110.6 million during FY23; $100.2 million of repurchase authorization remaining at 4/30/23


Debt/Lease Payments 14%
Capital Expenditures 15%
Share Repurchases 18%
Acquisitions 53%
3-Year Historical Use of Cash4

Debt[3] Maturity Schedule as of 04/30/23 Adjusted for Amended Term Loan


$ in millions
$52
$38
$31
$25
$128
$831
FY24
FY25
FY26
FY27
FY28
Thereafter

1. For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Appendix.
2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.
4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2021, 2022 and 2023

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

12

GMS is Well Positioned across Commercial and Residential Markets with Scale and Balanced Product Mix

Strategic Investments Position GMS for Near-Term Industry Dynamics & Long-Term Success

- Opened 32 greenfield locations and completed 15 strategic acquisitions* since the start of fiscal 2020 to enhance customer service, drive growth in product offerings and improve efficiencies, all while reducing our net debt leverage ratio from 3.6x at April 30, 2019 to 1.4x at April 30, 2023
- Continuing to modernize and upgrade fleet, adding safety features to protect employees and customers and for risk management benefits
- Technology investments to automate work has led to increased productivity, making us better operators
- Lowering complexity costs in the business

Industry Fundamentals Support Outlook

- Continue to see near-term high levels of multi-family residential activity
- While varying by region, we expect single-family demand levels to continue to improve from lows experienced over the last ~8-12 months. We expect continued near-term YOY declines as we roll over challenging comparisons, but we also expect those to improve over the balance of the fiscal year as our current run rates and comments from some large builders continue to provide encouraging signs for the single-family end market.
- Year-over-year improvement in commercial construction activity expected in near-term
- Favorable demographics in an underbuilt industry provides support for the medium- to long-term



*Greenfield and acquisition totals are calculated since the start of fiscal 2020 through April 30, 2023. Therefore, excluded from these totals is the acquisition of Jawl Lumber Corporation on Vancouver Island, which was completed just after the end of fiscal 2023.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

13

14 Appendix

End Market & Product-Level Expectations for Q1 FY2024

Product Category	Q1 FY24 YOY Volume Expectations	Q1 FY24 YOY Price Expectations
Wallboard	• Multi-family: Up high teens • Single-family: Down 10 – 15% • Commercial: Up mid-to-high single-digits • Total Wallboard: Flat to down low single-digits	Up high single-digits
Ceilings	Down low single-digits	Up low single-digits
Steel Framing	Up low-to-mid teens	Down 25% - 30%
Complementary Products	Up*	Up*

*Sales growth in Complementary Products, including the benefits of recent acquisitions, is expected to be up low double-digits YOY with balanced contributions from both volume and price.


1/2" x 12' TE/BA

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
15

Consolidated GMS Expectations for Q1 FY24 and Full Year Fiscal 2024

Metric for Q1 FY24	Q1 FY24 Expectation
Net Sales	Up low single-digits YOY on a per day basis
Gross Margin	At or near prior year gross margin of 32%
Adjusted EBITDA[1]	$170 million - $175 million

Metric for Full Year FY24	Full Year FY24 Expectation
Interest Expense	~$70 million
Capital Expenditures	~$50 million
Free Cash Flow[1]	~ 50% - 60% of FY24 Adj. EBITDA[1]





GMS GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

16

17 Summary Quarterly Financials (In millions) 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 3Q23 4Q23 FY23 (Unaudited) Wallboard Volume (MSF) 1,095 1,104 1,054 1,181 4,433 1,191 1,232 1,058 1,130 4,611 Wallboard Price ($ / '000 Sq. Ft.) 356$ 376$ 394$ 416$ 386$ 438$ 474$ 473$ 481$ 467$ Wallboard 390$ 415$ 415$ 491$ 1,711$ 522$ 585$ 501$ 545$ 2,152$ Ceilings 138 141 140 149 568 167 160 147 155 629 Steel framing 196 272 283 277 1,028 275 278 234 224 1,011 Complementary products 318 323 316 372 1,328 396 409 353 380 1,538 Net sales 1,042 1,151 1,154 1,289 4,635 1,360 1,431 1,235 1,304 5,329 Cost of sales 706 779 786 876 3,147 925 966 832 880 3,603 Gross profit 336 372 368 413 1,488 435 465 402 424 1,726 Gross margin 32.2% 32.3% 31.9% 32.0% 32.1% 32.0% 32.5% 32.6% 32.5% 32.4% Operating expenses: Selling, general and administrative expenses 214 231 241 264 950 268 279 267 280 1,094 Depreciation and amortization 28 29 30 32 119 32 32 31 31 127 Total operating expenses 242 260 271 297 1,069 300 311 299 311 1,221 Operating income 94 112 97 116 419 135 153 103 114 505 Other (expense) income: Interest expense (14) (15) (15) (14) (58) (15) (16) (17) (18) (66) Other income, net 1 1 1 1 4 2 2 2 3 8 Total other expense, net (13) (14) (14) (13) (54) (13) (14) (15) (16) (58) Income before taxes 81 98 83 103 365 122 139 88 98 448 Income tax expense 20 24 21 26 91 32 36 24 23 115 Net income 61$ 74$ 61$ 76$ 273$ 90$ 103$ 65$ 76$ 333$ Business Days 63 64 62 64 253 63 65 62 63 253 Net Sales by Business Day 16.5$ 18.0$ 18.6$ 20.1$ 18.3$ 21.6$ 22.0$ 19.9$ 20.7$ 21.1$ Beginning Branch Count 262 277 279 280 262 286 289 291 297 286 Added Branches 15 2 1 6 24 3 2 6 7 18 Ending Branch Count 277 279 280 286 286 289 291 297 304 304

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Net income	$ 61.2	$ 74.4	$ 61.4	$ 76.5	$ 273.4	$ 89.5	$ 103.2	$ 64.8	$ 75.6	$ 333.0
Non-cash changes & other changes	28.8	57.8	43.9	65.6	196.2	8.9	63.3	21.8	62.0	155.9
Changes in primary working capital components:										
Trade accounts and notes receivable	(73.5)	(73.9)	37.4	(52.2)	(162.1)	(69.6)	(63.8)	105.3	(8.9)	(37.0)
Inventories	(87.3)	(81.2)	(22.6)	34.8	(156.3)	(28.7)	(3.6)	(2.4)	17.9	(16.8)
Accounts payable	(4.3)	20.9	(62.9)	74.7	28.4	(4.4)	8.2	(55.3)	58.2	6.7
Cash provided by (used in) operating activities	**(75.1)**	**(2.0)**	**57.2**	**199.5**	**179.6**	**(4.4)**	**107.3**	**134.1**	**204.8**	**441.7**
Purchases of property and equipment	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)
Proceeds from sale of assets	0.3	0.2	0.7	0.8	1.9	0.3	0.6	0.8	1.2	2.9
Acquisitions of businesses, net of cash acquired	(123.0)	(1.9)	(220.4)	(2.7)	(348.1)	(2.6)	(0.0)	(17.8)	(41.3)	(61.7)
Cash (used in) investing activities	**(129.6)**	**(11.1)**	**(236.8)**	**(9.8)**	**(387.2)**	**(13.3)**	**(10.1)**	**(28.6)**	**(59.5)**	**(111.5)**
Cash provided by (used in) financing activities	**81.4**	**28.7**	**207.8**	**(174.6)**	**143.3**	**22.2**	**(77.4)**	**(43.8)**	**(166.7)**	**(265.6)**
Effect of exchange rates	(0.2)	0.1	(0.5)	(0.2)	(0.8)	0.2	(2.2)	0.8	(0.6)	(1.8)
Increase (decrease) in cash and cash equivalents	(123.4)	15.7	27.7	14.9	(65.1)	4.7	17.6	62.5	(21.9)	62.8
Balance, beginning of period	167.0	43.6	59.3	87.0	167.0	101.9	106.6	124.2	186.7	101.9
Balance, end of period	**$ 43.6**	**$ 59.3**	**$ 87.0**	**$ 101.9**	**$ 101.9**	**$ 106.6**	**$ 124.2**	**$ 186.7**	**$ 164.7**	**$ 164.7**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 1.0	$ 36.8	$ 23.3	$ 25.2	$ 86.3	$ 3.2	$ 57.6	$ 24.9	$ 24.7	$ 110.4
Cash paid for interest	$ 8.6	$ 9.0	$ 18.1	$ 10.5	$ 46.2	$ 17.8	$ 11.5	$ 19.9	$ 12.6	$ 61.8

	1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Cash provided by (used in) operating activities	$ (75.1)	$ (2.0)	$ 57.2	$ 199.5	$ 179.6	$ (4.4)	$ 107.3	$ 134.1	$ 204.8	$ 441.7
Purchases of property and equipment	(6.8)	(9.3)	(17.0)	(7.9)	(41.1)	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)
Free cash flow [(1)]	**$ (81.9)**	**$ (11.3)**	**$ 40.2**	**$ 191.6**	**$ 138.5**	**$ (15.3)**	**$ 96.5**	**$ 122.5**	**$ 185.4**	**$ 389.1**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

18

19 Q4 2023 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY23 FY22 Reported Organic (1) Organic (1) 1,297.0$ 1,288.7$ Acquisitions 18.1 - Fx Impact (11.0) - Total Net Sales 1,304.1$ 1,288.7$ 1.2% 0.7% Wallboard 544.7$ 491.1$ 10.9% 11.4% Ceilings 155.1 148.9 4.2% 3.8% Steel Framing 223.8 276.9 (19.2%) (19.1%) Complementary Products 380.5 371.8 2.3% (0.0%) Total Net Sales 1,304.1$ 1,288.7$ 1.2% 0.7% Fiscal Q4 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q22	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	3Q23	4Q23	FY23
Net Income		**$ 61,202**	**$ 74,361**	**$ 61,383**	**$ 76,496**	**$ 273,442**	**$ 89,470**	**$ 103,153**	**$ 64,775**	**$ 75,593**	**$ 332,991**
Add: Interest Expense		13,657	14,744	15,429	14,267	58,097	14,661	16,055	16,943	18,184	65,843
Less: Interest Income		-	(27)	(40)	(96)	(163)	(56)	(154)	(180)	(897)	(1,287)
Add: Income Tax Expense		19,971	23,769	21,211	26,426	91,377	32,030	35,995	23,697	22,790	114,512
Add: Depreciation Expense		12,925	13,703	13,816	14,993	55,437	14,993	15,058	15,162	15,964	61,177
Add: Amortization Expense		14,789	15,700	15,934	17,372	63,795	17,447	17,168	16,257	14,858	65,730
EBITDA		**$ 122,544**	**$ 142,250**	**$ 127,733**	**$ 149,458**	**$ 541,985**	**$ 168,545**	**$ 187,275**	**$ 136,654**	**$ 146,492**	**$ 638,966**
Adjustments											
Stock appreciation rights	(A)	892	983	1,251	1,277	4,403	2,344	3,230	314	1,815	7,703
Redeemable noncontrolling interests	(B)	310	593	182	898	1,983	495	340	368	(25)	1,178
Equity-based compensation	(C)	1,958	3,215	3,077	2,718	10,968	3,132	3,781	3,285	3,019	13,217
Severance and other permitted costs	(D)	147	249	273	463	1,132	352	379	(315)	2,372	2,788
Transaction costs (acquisition and other)	(E)	575	2,393	921	(344)	3,545	386	292	476	807	1,961
(Gain) loss on disposal of assets	(F)	(78)	(144)	(252)	(439)	(913)	(284)	81	(411)	(799)	(1,413)
Effects of fair value adjustments to inventory	(G)	1,731	-	1,870	217	3,818	44	135	457	487	1,123
Debt transaction costs	(H)	-	-	-	-	-	-	-	-	173	173
Total Adjustments		**$ 5,535**	**$ 7,289**	**$ 7,322**	**$ 4,790**	**$ 24,936**	**$ 6,469**	**$ 8,238**	**$ 4,174**	**$ 7,849**	**$ 26,730**
Adjusted EBITDA (as reported)		**$ 128,079**	**$ 149,539**	**$ 135,055**	**$ 154,248**	**$ 566,921**	**$ 175,014**	**$ 195,513**	**$ 140,828**	**$ 154,341**	**$ 665,696**
Net Sales		**$1,042,076**	**$1,150,551**	**$1,153,595**	**$1,288,653**	**$4,634,875**	**$1,359,553**	**$1,430,979**	**$1,234,618**	**$1,304,102**	**$5,329,252**
Adjusted EBITDA Margin		12.3%	13.0%	11.7%	12.0%	12.2%	12.9%	13.7%	11.4%	11.8%	12.5%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

20

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		2023	2022	2021	2020	2019	2018	2017	2016
Net Income		**$ 332,991**	**$ 273,442**	**$ 105,560**	**$ 23,381**	**$ 56,002**	**$ 62,971**	**$ 48,886**	**$ 12,564**
Add: Interest Expense		65,843	58,097	53,786	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		-	-	4,606	1,331	-	74	7,103	-
Less: Interest Income		(1,287)	(163)	(86)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		114,512	91,377	31,534	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		61,177	55,437	50,480	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		65,730	63,795	57,645	65,201	71,003	41,455	43,675	37,548
EBITDA		**$ 638,966**	**$ 541,985**	**$ 303,525**	**$ 231,819**	**$ 261,111**	**$ 180,676**	**$ 177,091**	**$ 125,853**
Adjustments									
Impairment of goodwill			-	-	63,074	-	-	-	
Stock appreciation rights	(A)	7,703	4,403	3,173	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,178	1,983	1,288	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	13,217	10,968	8,442	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	2,788	1,132	2,948	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	1,961	3,545	1,068	2,414	7,858	3,370	2,249	3,751
(Gain) loss on disposal of assets		(1,413)	(913)	(1,011)	658	(525)	(509)	(338)	(645)
Effects of fair value adjustments to inventory	(F)	1,123	3,818	788	575	4,176	324	946	1,009
Gain on legal settlement		-	-	(1,382)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(G)	-	-	-	-	6,395	6,125	382	19
Secondary public offerings	(H)	-	-	-	363	-	1,525	1,385	-
Debt transaction costs	(I)	173	-	532	-	678	1,285	265	-
Total Adjustments		**$ 26,730**	**$ 24,936**	**$ 15,846**	**$ 67,940**	**$ 34,558**	**$ 18,582**	**$ 11,138**	**$ 12,330**
Adjusted EBITDA (as reported)		**$ 665,696**	**$ 566,921**	**$ 319,371**	**$ 299,759**	**$ 295,669**	**$ 199,258**	**$ 188,229**	**$ 138,183**
Contributions from acquisitions	(J)	9,535	21,348	4,948	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		**$ 675,231**	**$ 588,269**	**$ 324,319**	**$ 301,239**	**$ 302,386**	**$ 200,538**	**$ 197,729**	**$ 150,276**
Net Sales		**$5,329,252**	**$4,634,875**	**$3,298,823**	**$3,241,307**	**$3,116,032**	**$2,511,469**	**$2,319,146**	**$1,858,177**
Adjusted EBITDA margin (as reported)		**12.5%**	**12.2%**	**9.7%**	**9.2%**	**9.5%**	**7.9%**	**8.1%**	**7.4%**

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID-19 pandemic

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents one-time costs related to our secondary offerings paid to third party advisors

I. Represents expenses paid to third party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

21

22 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 4Q23 4Q22 (Unaudited) Income before taxes 98,383$ 102,922$ EBITDA adjustments 7,849 4,790 Purchase accounting depreciation and amortization (A) 11,111 13,226 Adjusted pre-tax income 117,343 120,938 Adjusted income tax expense 28,749 29,630 Adjusted net income 88,594$ 91,308$ Effective tax rate (B) 24.5% 24.5% Weighted average shares outstanding: Basic 41,239 42,977 Diluted 41,913 43,776 Adjusted net income per share: Basic 2.15$ 2.12$ Diluted 2.11$ 2.09$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q22	2Q22	3Q22	4Q22	FY2022	1Q23	2Q23	3Q23	4Q23	FY2023
SG&A - Reported		**$ 214.1**	**$ 230.5**	**$ 241.0**	**$ 264.5**	**$ 950.1**	**$ 267.7**	**$ 279.0**	**$ 267.4**	**$ 279.8**	**$ 1,093.8**
Adjustments											
Stock appreciation rights	(A)	(0.9)	(1.0)	(1.3)	(1.3)	(4.4)	(2.3)	(3.2)	(0.3)	(1.8)	(7.7)
Redeemable noncontrolling interests	(B)	(0.3)	(0.6)	(0.2)	(0.9)	(2.0)	(0.5)	(0.3)	(0.4)	0.0	(1.2)
Equity-based compensation	(C)	(2.0)	(3.2)	(3.1)	(2.7)	(11.0)	(3.1)	(3.8)	(3.3)	(3.0)	(13.2)
Severance and other permitted costs	(D)	(0.2)	(0.3)	(0.3)	(0.4)	(1.1)	(0.4)	(0.4)	0.3	(2.4)	(2.9)
Transaction costs (acquisition and other)	(E)	(0.6)	(2.4)	(0.9)	0.3	(3.5)	(0.4)	(0.3)	(0.5)	(0.8)	(2.0)
Gain (loss) on disposal of assets		0.1	0.1	0.3	0.4	0.9	0.3	(0.1)	0.4	0.8	1.4
Debt transaction costs		-	-	-	-	-	-	-	-	(0.2)	(0.2)
SG&A - Adjusted		**$ 210.3**	**$ 223.2**	**$ 235.6**	**$ 259.9**	**$ 929.0**	**$ 261.3**	**$ 270.9**	**$ 263.6**	**$ 272.4**	**$ 1,068.1**
% of net sales		*20.2%*	*19.4%*	*20.4%*	*20.2%*	*20.0%*	*19.2%*	*18.9%*	*21.4%*	*20.9%*	*20.0%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

23

24 Leverage Summary (1) Net of unamortized discount of $0.5mm, $0.4mm, $0.4mm, $0.3mm and $0.3mm as of April 30, 2022, July 31, 2022, October 31, 202 2, January 31, 2023 and April 30, 2023 respectively. (2) Net of deferred financing costs of $3.1mm, $2.9mm, $2.6mm, $2.4mm and $2.1mm as of April 30, 2022, July 31, 2022, October 31, 20 22, January 31, 2023 and April 30, 2023 respectively. (3) Net of deferred financing costs of $4.8 mm, $4.7mm, $4.5mm, $4.3mm and $4.1mm as of April 30, 2022, July 31, 2022, October 31 , 2 022, January 31, 2023 and April 30, 2023 respectively. (4) Net of unamortized discount of $0.4mm, $0.3mm, $0.2mm, $0.2mm and $0.1mm as of April 30, 2022, July 31, 2022, October 31, 202 2, January 31, 2023 and April 30, 2023 respectively. (5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

25 Net Income to Adjusted EBITDA Outlook Q1 FY24 Net Income $89 - $92 Interest expense, net 18.4 - 18.9 Provision for income taxes 30.1 - 31.0 Depreciation and amortization expense 30.5 - 31.4 Other Adjustments 2.0 Adjusted EBITDA $170 - $175 Reconciliation